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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 12, 2000



                            STRATOSPHERE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



            1-12030                                       88-0292318
    (COMMISSION FILE NUMBER)                  (IRS EMPLOYER IDENTIFICATION NO.)



     2000 LAS VEGAS BOULEVARD SOUTH
           LAS VEGAS, NEVADA                              89104
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 382-4446


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.         OTHER EVENTS

A press release is being issued today in the form attached as Exhibit 99.4.

ITEM 7(C).      EXHIBITS

99.4   Press release dated October 4, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           STRATOSPHERE CORPORATION


Date: October 12, 2000                     By: /s/  William F. Bischoff
                                               -------------------------------
                                           Name     William F. Bischoff
                                           Title:   Secretary/Treasurer/CFO













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                                  EXHIBIT INDEX


No.               Exhibit
---               -------
99.4              Press release dated October 4, 2000.